First Quarter 2026 EARNINGS PRESENTATION APRIL 30 | 2026

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “better,” “build,” “consider,” “continue,” “could,” “develop,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “forecast,” “future,” “grow,” “guidance,” “improve,” “intend,” “likely,” “maintain,” “may,” “ongoing,” “outlook,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions, including the effect of changing tariffs and other trade policies, inflation and other macroeconomic factors that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests, deferred acquisition consideration and profit interests; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize cost savings, synergies and other related anticipated benefits within the expected time period; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements; • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflicts in Iran and the Middle East, and between Russia and Ukraine), terrorist activities, natural disasters, public health events, and tariff and trade policies; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1. Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over- year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s current period reported revenue as the impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present an amount equal to the entity’s current year net revenue for the same period during which we didn’t own the entity in the prior year as the impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates. 2. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3. Adjusted EBITDA: defined as Net income (loss) attributable to Stagwell Inc. common shareholders excluding non-operating income or expense to achieve operating income (loss), plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, impairment and other losses, and other items. Other items primarily includes restructuring, certain system implementation, working capital administrative fees and acquisition-related expenses. Adjusted EBITDA for our reportable segments is reconciled to Operating Income (Loss), as Net Income (Loss) is not a relevant reportable segment financial metric. 4. Adjusted Diluted EPS” is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income (loss) attributable to Class C shareholders, excluding the impact of amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items (as defined above), based on total consolidated amounts, then allocated to Stagwell Inc. common shareholders and Class C shareholders, based on their respective income allocation percentage using a normalized effective income tax rate divided by (ii) the diluted weighted average shares outstanding. The diluted weighted average shares outstanding is calculated as (a) the diluted weighted average number of common shares outstanding plus (b) the shares of Class C Common Stock as if converted to shares of Class A Common Stock if not included because they were anti-dilutive. 5. Free Cash Flow: defined as consolidated net cash flow from operations less cash outflow from capital expenditures and capitalized software, excluding material nonrecurring capital purchases. Free Cash Flow Conversion is the percentage of adjusted EBITDA. 6. Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Reiterate Full-Year 2026 Outlook Total Net Revenue Growth8% - 12% Adjusted EBITDA$475M - $525M EBITDA Conversion on Free Cash Flow50% - 60% In Adjusted Earnings Per Share$0.98 - $1.12 Note: Guidance as of 04/30/2026. The Company has excluded a quantitative reconciliation with respect to the Company’s 2026 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" on previous slide for additional information on definitions for Total Net Revenue, Adjusted EBITDA, Adjusted Diluted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

FIRST QUARTER HIGHLIGHTS

NET REVENUE: $ 585M | NET LEVERAGE RATIO: 3.11x | ADJ. EBITDA: $90M

Accelerating MOMENTUM

Revenue growth of 8% YoY to $704M, Net revenue growth of 4% YoY to $585M

Performance driven by net revenue growth of **9%** in Digital Transformation; Organic two-year stack of **more than 22%** continues improving trend and demonstrates accelerating momentum

Communications returned to **6%** growth in 1Q26 ahead of political super-cycle kicking off mid-year

Continuing NEW BUSINESS MOMENTUM

Record $141M of net new business, Bringing LTM NNB to $486M

Secured multiple high profile new customer wins and expansions with leading companies including **Adobe**, **Google**, and **Indeed**

Commitments from 3 customers for The Machine including with **Con Edison**, **Microsoft** and a **global spirits brand**

Top 100 customers grew **15%** YoY in 1Q26

Post 1Q close, won **largest ever government mandate**

Improving CASH & COSTS

1Q26 adjusted EPS grew 31% to $0.17

Adjusted EBITDA grew **9%** to $90M, a **15%** margin, **75bps** higher than 1Q25

Cash Flow from Operations improved **$34M** YoY

Labor Ratio in 1Q26 stands at **63.9%**, an improvement of **110bps** versus the prior year period

Actioned $54 million to date of the **$80-$100M of cost savings by YE26** announced in April 2025

Investing IN THE BUSINESS

Expanded relationship with The Trade Desk to adopt agentic Koa agents aiding in programmatic media buy

Instituted client accountability program powered by AI, decreasing client churn across the business by more than **10%** YoY

Repurchased **7.3M shares** in 1Q26 bringing share count down to 246M at quarter close, approximately 19M lower than in April 2025

Strengthened GTM team, appointing Michael Twedell as SVP, Enterprise AI Solutions and Nicole Souza as Chief Growth Officer for North America

STAGWELL
TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

SUMMARY COMBINED FINANCIALS

	Three Months Ended March 31,	
$ in Thousands	**2026**	**2025**
Revenue	**$704,143**	**$651,740**
Billable Costs	119,519	87,553
Net Revenue	**$584,624**	**$564,187**
Staff costs	380,186	368,262
Administrative costs	74,362	73,398
Unbillable and other costs, net	40,391	40,234
Adjusted EBITDA	**$89,685**	**$82,293**
Stock-based compensation	14,248	11,543
Depreciation and amortization	44,331	42,006
Deferred acquisition consideration	10,254	6,657
Other items, net	11,210	3,802
Operating income	**$9,642**	**$18,285**
Adjusted EBITDA margin *(on net revenue)*	***15.3%***	***14.6%***

STAGWELL TRANSFORMING MARKETING

Note: Figures may not foot due to rounding.

6

1 Q 2 6 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended March 31, 2026 ChangeNet Revenue $564,187March 31, 2025 1.6%8,813Organic net revenue 0.8%4,556Acquisitions (divestitures), net 1.3%7,068Foreign currency 3.6%$20,437Total Change $584,624March 31, 2026 7 $ in Thousands

1 Q 2 6 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 1Q 8 1Q26 Net Revenue Growth Organic Net Revenue Growth 3.1%3.3%United States 7.0%(2.0)%EMEA 1.8%(10.0)%Rest of World 3.6%1.6%TOTAL 78% 7% 16% % OF NET REVENUE

G L O B A L N E T W O R K 9 North America Latin America Europe Asia Pacific • Australia • China • Hong Kong • India • Indonesia • Japan • Malaysia • Philippines • Taiwan • Thailand • Singapore • South Korea Middle East & Africa • Austria • Belgium • Bulgaria • Italy • Latvia • Romania • Slovak Republic • Slovenia • Switzerland • Turkey • Ukraine • France • Germany • Netherlands • Poland • Spain • Sweden • United Kingdom • Argentina • Aruba • Bolivia • Brazil • Curacao • Colombia • Costa Rica • Dominican • Ecuador • El Salvador • Guatemala • Honduras • Jamaica • Nicaragua • Panama • Peru • Republic • Uruguay • Venezuela • Algeria • Bahrain • Egypt • Jordan • Kuwait • Lebanon • Libya • Morocco • Nigeria • Oman • Saudi Arabia • South Africa • Tunisia • United Arab Emirates Stagwell’s Affiliate Network Significantly Expands Our Global Footprint • Canada • USA • Mexico Note: As of March 31, 2026. Countries listed represent a subset of locations.

OUR OPERATING SEGMENTS

1 **The Marketing Cloud**
SaaS & DaaS Tools for the Modern Marketer

2 **Digital Transformation**
Building & Designing Digital Platforms & Technology

3 **Media & Commerce**
Delivering Data-Driven Outcomes for Brand Performance

4 **Communications**
Intelligent & Highly-Targeted Communications Strategies

5 **Marketing Services**
Scaling Brand Reach with AI-Powered Creativity



4%
16%
26%
16%
38%

% OF 1Q26 NET REVENUE BY SEGMENT

STAGWELL
TRANSFORMING MARKETING

Notes: Figures may not foot due to rounding

10

REVENUE GROWTH BY SEGMENT

% OF REVENUE

1Q



4%
14%
25%
20%
38%

Operating Segment	1Q26 Organic Revenue Growth	1Q26 Revenue Growth
The Marketing Cloud	(0.4)%	5.6%
Digital Transformation	6.3%	11.7%
Media & Commerce	(1.4)%	8.8%
Communications	17.6%	18.4%
Marketing Services	2.7%	1.1%
TOTAL	**5.0%**	**8.0%**

STAGWELL
TRANSFORMING MARKETING

NET REVENUE GROWTH BY SEGMENT

% OF NET REVENUE



1Q
4%
16%
26%
16%
38%

	Operating Segment	1Q26 Organic Net Revenue Growth	1Q26 Net Revenue Growth
	The Marketing Cloud	(0.5)%	5.3%
	Digital Transformation	5.6%	9.0%
	Media & Commerce	(0.7)%	2.3%
	Communications	5.3%	6.4%
	Marketing Services	0.3%	1.1%
	TOTAL	**1.6%**	**3.6%**

STAGWELL
TRANSFORMING MARKETING

ADJ EBITDA GROWTH BY SEGMENT

% OF ADJ. EBITDA*

1Q



(2)%
23%
14%
23%
41%

Adj. EBITDA Growth* Y/Y

	Operating Segment	1Q26
	The Marketing Cloud**	NQ
	Digital Transformation	10.2%
	Media & Commerce	15.6%
	Communications	42.4%
	Marketing Services	1.7%
	TOTAL	9.0%

STAGWELL
TRANSFORMING MARKETING

Note: Figures may not foot due to rounding.
*Adjusted EBITDA percentages in pyramid does not adjust for corporate eliminations
**The Marketing Cloud adjusted EBITDA in 1Q26 improved y/y to $(2.4)m from $(3.3)m;

D I G I T A L T R A N S F O R M A T I O N G R O W T H -24.5% -26.3% -17.0% -3.5% -1.1% -0.7% 10.0% 13.2% 22.5% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Two-Year Organic Net Revenue Growth Stack Note: Two-Year Stack calculated as current period growth plus prior year same period growth. Chart represents Organic Net Revenue Growth for the Digital Transformation segment. Refer to “Definitions of Non-GAAP Financial Measures” on Slide 3 of this presentation for definition of “Organic Net Revenue”.

N E W B U S I N E S S U P D A T E 15 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONS Net New Business $141M1Q26 $486MLTM Avg. Net Revenue $6.7M1Q26

G R O W T H D R I V E R S F O R 2 0 2 6 $54M $53M $66M $130M $141M 1Q22 1Q23 1Q24 1Q25 1Q26 1Q Net New Business Growth from Top 100 Customers (versus 1Q25) 15% Reduction in Client Churn (versus 1Q25) 10%+ Increase in Net New Business (versus 1Q25) $11M Note: Net New Business defined as estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period .

P R O G R E S S T O W A R D S E N T E R P R I S E S O F T W A R E T A R G E T Preliminary Target Progress $25M $16M Identified Pipeline $12M Committed Revenue $28M Identified Pipeline + Committed Revenue

18 LIQUIDITY Available Liquidity (as of 03/31/2026) $750Commitment Under Credit Facility 350Drawn 16Letters of Credit $384Undrawn Commitments Under Facility 115Total Cash & Cash Equivalents $499Total Available Liquidity $ in Millions Note: Numbers may not foot due to rounding.

19 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs DAC DECREASED BY $43M FROM 1Q25 QUARTER-END BALANCE $51M FROM 1Q24 QUARTER-END BALANCE $116M FROM 1Q23 QUARTER-END BALANCE Numbers may not foot due to rounding. $166M $101M $93M $50M 1Q23 1Q24 1Q25 1Q26

ADJUSTED EARNINGS PER SHARE

$ and Shares in Thousands	Reported (GAAP)	Adjustments	Non-GAAP
	Three Months Ended March 31, 2026		
Net income (loss) attributable to Stagwell Inc. common shareholders	$ (12,973)	$56,168	$ 43,195
Diluted - Weighted average number of common shares outstanding	250,766	—	250,766
Adjusted earnings per share (diluted)	**$ (0.05)**		**$ 0.17**
Adjustments to net income			
Amortization expense		$ 38,918	
Stock-based compensation		14,248	
Deferred acquisition consideration		10,254	
Other items, net		11,210	
Total add-backs		74,630	
Adjusted tax expense		(18,462)	
		56,168	

STAGWELL TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

20

GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Revenue	$ 704,143	$ 651,740
Cost of services	459,531	412,087
Office & general expenses	190,639	179,362
Depreciation & amortization	44,331	42,006
Total operating expenses	$ 694,501	$ 633,455
Operating income	$ 9,642	$ 18,285
Interest expense, net	(23,266)	(23,356)
Foreign exchange, net	(3,021)	1,220
Other, net	(69)	249
Other income (expenses)	$ (26,356)	$ (21,887)
Loss before income taxes and equity in earnings of non-consolidated affiliates	(16,714)	(3,602)
Income tax (benefit) expense	(2,888)	1,722
Loss before equity in earnings of non-consolidated affiliates	$ (13,826)	$ (5,324)
Equity in loss of non-consolidated affiliates	(121)	(1)
Net loss	$ (13,947)	$ (5,325)
Net loss attributable to non-controlling & redeemable non-controlling interests	974	2,408
Net loss attributable to Stagwell Inc. common shareholders	$ (12,973)	$ (2,917)
Loss Per Share		
Basic	$ (0.05)	$ (0.03)
Diluted	$ (0.05)	$ (0.04)
Weighted Average Number of Shares Outstanding		
Basic	250,766	112,088
Diluted	250,766	263,737

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

21

CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 03/31/2026)*

Revolving Credit Facility	$ 350
Bonds	1,100
NCI	18
DAC[1]	50
RNCI[2]	24
Less: Investments[3]	(21)
Less: Cash	(115)
TOTAL NET DEBT & DEBT-LIKE	**$ 1,406**

Share Count[4] *(Thousands, as of 4/22/2026)*

Class A	247,854
Share-based awards	9,373
DILUTED	257,227

STAGWELL
TRANSFORMING MARKETING

1. A portion of the DAC will be paid with approximately 2.3m shares assuming conversion as of 4/29/26.
2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
3. Non-consolidated investments
4. Share Count does not include portion of DAC to be settled in stock. Pro Forma total share count as of 4/22/2026 would be 247.9m Class A shares, 3.2m shares to settle DAC and 9.4m share-based awards, for a total of 260.5m shares outstanding.

22

SHARE COUNT TRAJECTORY


Shares Outstanding
298.0M
291.0M
266.5M
265.5M
246.4M
1Q22
1Q23
1Q24
1Q25
1Q26

19M Reduction in Share Count (versus 1Q25)

52M Reduction in Share Count (versus 1Q22)

$356M Available to Repurchase Shares Under Current Plan

STAGWELL
TRANSFORMING MARKETING

Note: Shares Outstanding includes all Class A, B and C shares outstanding at the end of the specified quarter. Class B and Class C shares are no longer extant.

Thank You Contact Us: IR@StagwellGlobal.com